Warrant Liability	12 Months Ended
Mar. 31, 2024
Warrant Liability [Abstract]
Warrant Liability
30.	WARRANT LIABILITY
As at March 31, 2024, 24,179,000 Warrants remain outstanding with an estimated fair value of US $1.37 per Warrant based on the market price of the Warrants, for which the Company recognized a liability of $44.9 million (US $33.1 million) (March 31, 2023 - $57.3 million; US $42.3 million). For the year ended March 31, 2024, a gain of $
12.1 million (March 31, 2023 – $47.7 million) on change in the fair value of the warrant liability is presented in the consolidated statements of net income. The Warrants will expire on the fifth anniversary of the merger transaction which was completed on October 19, 2021.